UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2015

     HII TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

   Delaware

0-30291

03-0453686

      (State or other jurisdiction                                   (Commission                                     (IRS Employer

             of incorporation)                                            File Number)                                   Identification No.)

8588 Katy Freeway, Suite 430, Houston, Texas

77024

    (Address of principal executive offices)                                         (Zip Code)

Registrant’s telephone number, including area code:

(713) 821-3157

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE

This 8K-A is being filed to update Item 3.02 for the additional 315 shares of series B preferred stock and related warrants to purchase 393,750 shares of common stock sold by us on May 27, 2015 and the use of proceeds thereof.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective May 20, 2015, we, and our wholly-owned subsidiaries (the “Borrowers”) entered into a Third Modification and Waiver Agreement with Heartland Bank as agent, on behalf of the Lenders for each of the Credit Agreement and the Account Purchase Agreement dated August 12, 2014 (the “Third Amendments”), pursuant to which (i) the Lenders waived certain existing defaults under the Credit Agreement, including a waiver of covenant compliance with respect to Fixed Charge Ratio, Tangible Net Worth Covenant and the First Lien Leverage for the periods ended December 31, 2014 and March 31, 2015 and with respect to Ratio of EBITDA to Interest Expense for the period ended March 31, 2015; (ii) the Lenders waived default interest through March 31, 2015; (iii) the parties defined Borrower’s use of proceeds under an equity raise of not less than $2.735 million described under Item 3.02 below; (iv) reset the deadline by which Borrowers are required to close and transfer certain open accounts to Heartland Bank; (v) the parties reclassified the amounts owed to sellers pursuant to the working capital adjustment under the Hamilton Purchase Agreement as “Debt” and (vi) further amend certain terms of the Credit Agreement and related Purchase Agreement.   These amendments include the following:  (i) increase interest rate to 13.75% (Credit Agreement only); (ii) amend the schedule for principal payments on the term loan to weekly payments of $110,000 per week (Credit Agreement only); (iii) require Lender consent for payments on Subordinated Debt; (iv) remove the Tangible Net Worth financial covenant; (v) reset certain financial covenants as follows  (A) fixed charge coverage ratio must be less than (1) 0.7 to 1.0 for the period ending June 30, 2015; (2) 0.65 to 1.0 for the period ending September 30, 2015; (3) 0.71 to 1.0 for the period ending December 31, 2015 and (4) 1.2 to 1.0 for the period ending March 31, 2016 and for each fiscal period ending thereafter; (B) first lien leverage ratio of no greater than (1) 5.20 to 1.0 for the period ending June 30, 2015; (2) 5.06 to 1.0 for the period ending September 30, 2015; (3) 4.65 to 1.0 for the period ending December 31, 2015 and (4) for the period ending March 31, 2016 and for each fiscal period ending thereafter, 2.0 to 1.0 and (C) ratio of EBITDA to interest expense must be less than (1) 2.25 to 1.0 for the period ending June 30, 2015; (2) 1.85 to 1.0 for the period ending September 30, 2015; (3) 2.00 to 1.0 for the period ending December 31, 2015 and (4) for each period ending during calendar year 2016 and each year thereafter, 4.75 to 1.0.

Section 3 – Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

From May 20, 2015 to May 27, 2015, we issued a total of 3,050 shares of our series B convertible preferred stock and warrants to acquire an aggregate of 3,812,500 shares of common stock to 15 accredited investors for an aggregate gross purchase price of $3,050,000.  Each share of series B convertible preferred stock has a stated value of  $1,000  and is  convertible  into  shares  of  common  stock  at an  initial conversion price of $0.40 per share. The conversion price is subject to various adjustments.  The investors received warrants to purchase a total of 3,812,500 shares of common stock at an exercise price of $0.50, subject to adjustments, that are exercisable for five years.

The terms of the Series B Convertible Preferred Stock are subject to the terms and conditions of the Series B Certificate of Designation, which is described in greater detail in our Current Report on Form 8-K filed on May 7, 2015 (which discussion is qualified in its entirety by reference to the Series B Certificate of

Designation, a copy of which was filed as Exhibit 3.1 to such Current Report and is incorporated herein by reference).  The Warrants are subject to the terms and conditions of the form of Warrant attached as Exhibit 4.1 to our Current Report on Form 8-K filed on May 12, 2015 and incorporated by reference herein.  The terms of the private placement are more fully set forth in the form of Securities Purchase Agreement attached as Exhibit 10.1 to our Current Report on Form 8-K filed on May 12, 2015 and incorporated by reference herein.

Pursuant to a Registration Rights Agreement filed as Exhibit 10.2 to our Current Report on Form 8-K filed on May 12, 2015 and incorporated by reference herein, we have agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) no later than 45 days after the Closing Date and will use our commercially reasonable efforts to effect the registration of the Conversion Shares and the Warrant Shares within 120 days of the Closing Date (150 days in the event SEC provides comments to the Registration Statement, subject to SEC limitations. Any shares issued in this Offering that are not registered in the initial registration statement will be included in one or more additional registration statements if and when permitted by the SEC.

In connection with this financing, we will pay Roth Capital Partners, LLC, the placement agent an aggregate cash fee of $213,500.  In addition, approximately $1,977,425 will be used for payment of accounts payable and $757,575 shall be deposited into a restricted account with Heartland Bank which will be used for payment on our term loan with Heartland Bank.  The remainder will be used to pay the costs and expenses associated with the offering under the Purchase Agreement and for working capital and general corporate expenses. These issuances were exempt under Rule 506 of the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)

Exhibits.

3.1

Certificate of Designation of Series B Convertible Preferred Stock (1)

4.1

Form of Warrant (2)

10.1

Form of Securities Purchase Agreement (2)

10.2

Form of Registration Rights Agreement (2)

10.3

Third Amendment and Waiver Agreement with Heartland Bank (Term Loan) (3)

10.4

Third Amendment and Waiver Agreement with Heartland Bank (Account Purchase) (3)

(1) Filed as an Exhibit to our Current Report on Form 8-K filed on May 7, 2015.

(2) Filed as an Exhibit to our Current Report on Form 8-K filed on May 12, 2015

(3) Filed as an Exhibit to our Current Report on Form 8-K filed on May 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES, INC.

(Registrant)

Date:  May 28, 2015

By:

/s/ Matthew C. Flemming

Matthew C. Flemming, President and CEO

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